EXHIBIT 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THE

DEVELOPMENT AND OPTION AGREEMENT

This First Amendment (the “First Amendment”) to the Development and Option Agreement dated November 20, 2019 (the “Agreement”) by and between Harpoon Therapeutics, Inc., a Delaware corporation (“Harpoon”), and AbbVie Biotechnology Ltd, a Bermuda corporation (“AbbVie”) is made effective as of the date of the final signature to this First Amendment.  Harpoon and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, AbbVie and Harpoon entered into the Agreement pertaining to the Development and Commercialization of certain Licensed Products;

WHEREAS, Section 3.1.1 of the Agreement contemplates that the Parties shall amend the Initial Development Plan to include certain [***]; and

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Schedule 1.84 of the Agreement is deleted in its entirety and replaced with the Initial Development Plan attached hereto as Schedule A.

2.	Section 1.54 of the Agreement is amended to replace the reference to “Section 1.110” with “Section 1.111”.

3.	Sections 2.1.2(i) through 2.1.2(l) of the Agreement shall be renumbered as Sections 2.1.2(j) through 2.1.2(m), respectively.

4.	Section 2.1.2 of the Agreement is amended to insert the following as a new Section 2.1.2(i)

“(i) review and approve any amendments to the [***], such JGC approval shall constitute amendment of [***] without amendment of this Agreement;”

5.

Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. Any capitalized terms not defined in this First Amendment shall have the meanings set forth in the Agreement.  This First Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This First Amendment may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures. This First Amendment is the product of both of the Parties hereto and that, in the event of a dispute over its interpretation, the language of this First Amendment will not be construed against one Party in favor of the other. This First Amendment together with the Agreement constitutes the entire agreement between such Parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

[Signature Page Follows]

CONFIDENTIAL

[Signature Page to the First Amendment to the Development and Option Agreement]

IN WITNESS WHEREOF, each of the parties has caused this First Amendment to be executed by its authorized representative in its name and on its behalf.

HARPOON THERAPEUTICS, INC.ABBVIE BIOTECHNOLOGY LTD

By: /s/ Gerald McMahonBy:/s/ Stephen Muldoon

Name:	Gerald McMahonName: Stephen Muldoon

Title:	President & CEOTitle: Director

Date: March 13, 2020Date: April 21, 2020

CONFIDENTIAL